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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


 Date of Report (Date of earliest event reported): May 19, 2003 (May 19, 2003)

                             XETA Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

       Oklahoma                       0-16231                   73-1130045
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(State or other jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)            Identification No.)


 1814 West Tacoma, Broken Arrow, Oklahoma                         74012
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 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: 918-664-8200
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            (Former name or address, if changed since last report.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1     Press release dated May 19, 2003.

Item 9. Regulation FD Disclosure. (Required by Item 12. Results of Operations and Financial Condition).

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On May 19, 2003, the Company issued a press release reporting the Company's financial results for the 2nd quarter ended April 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         XETA Technologies, Inc.
                                         (Registrant)


Dated: May 19, 2003                      By:     /s/ Robert B. Wagner
                                            -----------------------------------
                                              Robert B. Wagner
                                              CFO and Vice President of Finance



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                                  EXHIBIT INDEX


 SEC No.    Description                                                                         Page
 -------    -----------                                                                         ----
   (1)      Underwriting Agreement - None.

   (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A.

   (4)      Instruments defining rights of security holders, including indentures -
            previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's
            Registration Statement on Form S-1, Registration No. 33-7841.

  (16)      Letter on change in certifying accountant - N/A.

  (17)      Letter on director resignation - N/A.

  (20)      Other documents or statements to security holders - None.

  (23)      Consents of experts and counsel - N/A

  (24)      Power of attorney - None.

  (99)      Additional exhibits

            99.1     Press Release dated May 19, 2003



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